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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: AUGUST 13, 2002

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                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Delaware                      0-26802                    58-2360325
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(STATE OR OTHER            (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On August 13, 2002, CheckFree Corporation ("CheckFree"), a Delaware corporation, announced that the board of directors has authorized a new repurchase program under which CheckFree may purchase shares of its common stock and convertible notes for up to a combined total of $40,000,000, through August 31, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CHECKFREE CORPORATION


Date:    August 13, 2002       By:  /s/ David E. Mangum
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                                  David E. Mangum, Executive Vice President and
                                  Chief Financial Officer